UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 9, 2022
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, the Board of Directors (the “Board”) of Delek US Holdings, Inc. (the “Company”) increased the size of the Board from eight to nine directors and appointed Avigal Soreq, the Company’s President and Chief Executive Officer, to fill the resulting vacancy as a director of the Company.

Mr. Soreq, age 44, rejoined the Company as President and Chief Executive Officer on June 9, 2022, after serving as the Chief Executive Officer of El Al Israel Airlines, the national airline of Israel, since January 2021. Prior to that, Mr. Soreq was a member of the Company’s executive management team, including as the Chief Operating Officer from March 2020 until January 2021, its Chief Commercial Officer from November 2016 until March 2020, an Executive Vice President from August 2015 until January 2021, and a Vice President from 2012 until 2015. In addition, Mr. Soreq served as an Executive Vice President of Delek Logistics GP, LLC from 2015 until 2021, and as its Vice President from 2012 until 2015. Prior to joining the Company, Mr. Soreq worked for SunPower Corporation (NASDAQ: SPWR), and previously as a senior finance and business consultant for Trabelsy & Co., and as a consultant in the corporate finance department for KPMG’s Tel-Aviv office. His past experience includes service in the Israeli Air Force in various roles between 1996 and 2004, where he reached the rank of Major. Mr. Soreq is a certified public accountant in Israel.

Mr. Soreq will receive no compensation for his service on the Board other than his previously disclosed compensation as President and Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2022	DELEK US HOLDINGS, INC.

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)